SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  April 9, 2002
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                       0-3683                       64-0471500
(State or other            (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 354-5111
              (Registrant's telephone number, including area code)

Item 4.    Changes to Registrant's Certifying Accountant

On April 9, 2002, the Board of Directors of Trustmark Corporation (Trustmark), based on the recommendation of its Audit Committee, decided not to renew the engagement of its independent public accountants, Arthur Andersen LLP (Andersen). This determination followed Trustmark's decision to seek proposals from other independent accountants to audit Trustmark's consolidated financial statements for the year ending December 31, 2002. Written proposals have been received and the selection of a new independent public accountant will be made in the near future.

During Trustmark's two most recent fiscal years ended December 31, 2001, and in the interim period between December 31, 2001 and April 9, 2002, there were no disagreements between Trustmark and Andersen on any matter of accounting principles, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. Andersen's reports on Trustmark's consolidated financial statements for each of the years ended 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Trustmark has requested that Andersen furnish it with a letter, addressed to the Commission, stating whether or not it agrees with the above statements. A letter from Andersen is attached as Exhibit 16.

Andersen's report on Trustmark's consolidated financial statements for the year ended 2001, dated January 8, 2002, was issued on an unqualified basis in conjunction with the filing of Trustmark's Annual Report on Form 10-K for the year ended December 31, 2001, filed on March 25, 2002.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Trustmark's two most recent fiscal years and in the interim period between December 31, 2001 and April 9, 2002.


Item 7. Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

         Exhibit No.       Description
         -----------       ---------------------------------------------------
         16                Letter from Arthur Andersen LLP regarding change in
                              certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:    /s/ Richard G. Hickson                BY:    /s/ Zach L. Wasson
       ----------------------                       ----------------------
       Richard G. Hickson                           Zach L. Wasson
       Chairman of the Board, President             Treasurer (Principal
       & Chief Executive Officer                    Financial Officer)

DATE:  April 11, 2002                        DATE:  April 11, 2002

                                  EXHIBIT INDEX




16    Letter from Arthur Andersen LLP regarding change in certifying accountant.

                                                                      EXHIBIT 16
                        [Arthur Andersen LLP Letterhead]

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 9, 2002

Ladies and Gentlemen:

We have read paragraphs one through three of Item 4 included in the Form 8-K dated April 9, 2002 of Trustmark Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP

By  /s/ C. Matthew Lusco
    --------------------
    C. Matthew Lusco

caw

Copy to:
         Mr. Zach L. Wasson
         Executive Vice President and Chief Financial Officer
         Trustmark Corporation